EXHIBIT 2

                       THIRD AMENDMENT TO RIGHTS AGREEMENT

         This Third Amendment to Rights Agreement (the "Amendment") is entered into as of April 23, 1999, by and between Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent").

                                   WITNESSETH:

         WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated July 1, 1994, as amended on November 21, 1997, and April 19, 1999 (the "Agreement");

         WHEREAS, the Company desires to amend the Agreement on the terms and conditions herein set forth and the Company is hereby directing the Rights Agent to enter into this Amendment in accordance with Section 26 of the Agreement; and

         WHEREAS, the execution and delivery of this Amendment has been duly authorized by the Board of Directors of the Company.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement, as amended hereby.

         2.       AMENDMENTS TO AGREEMENT.

                  2.1 Section 1 is amended by adding thereto a new subsection
        (s) which shall read as follows:

                  "Bull Run" shall mean Bull Run Corporation, a Georgia corporation.

                  2.2 Section 1 is amended by adding thereto a new subsection
        (t) which shall read as follows:

                  "Shapiro" shall mean Shapiro Capital Management Company, Inc., Samuel R. Shapiro and The Kaleidoscope Fund, L.P., individually and collectively.

                  2.2 A new Section 34 shall be added to the Rights Agreement which shall read as follows:

                           Section 34. EXCEPTION. Notwithstanding any provision
                  of this Agreement to the contrary, neither a Distribution Date, Triggering Event nor a Stock Acquisition Date shall be deemed to have occurred, neither Bull Run nor Shapiro nor any of their Affiliates or Associates shall be deemed to have become an Acquiring Person, and no holder of any Rights shall be entitled to exercise such Rights under, or be entitled to any rights pursuant to, any of Sections 3(a), 7(a), 11(a) or 13 of this Agreement, as a result of the purchases of Common Shares disclosed in the Schedule 13G/A, dated April 9, 1999, filed by Shapiro with the Securities and Exchange Commission, but only if and for so long as Bull Run has not breached in any material respect, as determined in good faith by the Board of Directors of the Company, the terms of its Standstill Agreement with the Company (as the same may be amended from time to time). Unless and until the Rights Agent shall have received written notice to the contrary from the Company, the Rights Agent shall be fully protected and incur no liability in always assuming that neither Bull Run nor Shapiro nor any of their Affiliates or Associates are Acquiring Persons.

         3. REFERENCE TO AND EFFECT ON THE AGREEMENT.

                  3.1 Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," and "herein" shall mean and be a reference to the Agreement as amended hereby.

                  3.2 Except as specifically amended above, all of the terms, conditions and covenants of the Agreement shall remain unaltered and in full force and effect and shall be binding upon the parties thereto in all respects and are hereby ratified and confirmed.

         4. CHOICE OF LAW. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware, but giving effect to applicable federal laws.

         5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         6. COUNTERPARTS. This Amendment may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                        RAWLINGS SPORTING GOODS COMPANY, INC.


                                        By: /s/ STEPHEN M. O'HARA
                                            ---------------------
                                           Name: Stephen M. O'Hara
                                                 -----------------
                                           Title: Chairman/CEO
                                                  ---------------


                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


                                        By: /s/ JANE A. MARTEN
                                            ------------------
                                            Name: Jane A. Marten
                                                  --------------
                                            Title: Assistant Vice President
                                                   ------------------------